                                                                   Exhibit 10.15

                                SEVENTH AMENDMENT
                               TO CREDIT AGREEMENT

                  SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 22, 1999 (this "Amendment"), among UNIVERSAL HOSPITAL SERVICES, INC., a Minnesota corporation (the "Borrower"), the financial institutions party to the Credit Agreement described below (the "Banks") and BANKERS TRUST COMPANY, as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :


         WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to a Credit Agreement, dated as of February 25, 1998 (as amended, modified and supplemented through, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

         NOW THEREFORE, it is agreed:

         1. Section 4.02 (a) (iv) of the Credit Agreement is hereby amended by
(i) deleting the text "and" appearing at the end of sub-clause (ii) thereof and inserting "," in lieu thereof, (ii) deleting the period at the end of sub-clause
(iii) and (iii) inserting the following new clause (iv) at the end of said section:

         ", and (iv) all net proceeds of the New Senior Notes shall be applied to repay the outstanding Revolving Loans on the Seventh Amendment Effective Date."

         2. Section 6.12 of the Credit Agreement is hereby amended by deleting said clause in its entirety and replacing it with the following new clause:

     "6.12 Representations and Warranties in the Documents. All representations and warranties of the Credit Parties and, to the best knowledge of the Borrower, of all other Persons party thereto, set forth in (i) the Credit Documents, the Recapitalization Agreement and the Senior Notes Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Effective Date as if such representations and warranties were made on and as of such date and (ii) the New Senior Notes Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Seventh Amendment Effective Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date."

         3. Section 6 of the Credit Agreement is hereby further amended by adding at the end of said section the following new clause :

     "6.24 New Senior Notes As of the Seventh Amendment Effective Date, the New Senior Notes have been duly authorized, issued and delivered in accordance with applicable law and the offering memorandum relating thereto, and such offering memorandum, as of the date of its issue, does not contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading."

         4. Section 7.01 of the Credit Agreement is hereby amended by adding the following new clause (m) immediately after clause (l) thereof:
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     "(m) New Senior Notes.  Promptly after the same are sent, copies of all financial statements and reports which the Borrower or any of its Subsidiaries sends to holders of the New Senior Notes (to the extent not otherwise delivered to the Banks pursuant to this Section 7.01) and promptly after the same are filed, copies of all financial statements and regular, periodical or special reports which the Borrower of any of its Subsidiaries may make to, or file with, the SEC."

         5. Section 7 of the Credit Agreement is hereby further amended by adding at the end of said section the following new clause:

         "7.15 New Senior Notes All net proceeds of the New Senior Notes shall be utilized to pay the outstanding Revolving Loans on the Seventh Amendment Effective Date."

         6. Section 8.04 of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of clause (h) thereof, (ii) deleting the period appearing at the end of clause (i) thereof and inserting the text ", and" in lieu thereof and (iii) inserting the following new clause (j) immediately after clause (i):

     "(j) Indebtedness of the Borrower under the New Senior Notes in an aggregate principal amount of up to $40,000,000 without giving effect to any subsequent extensions, renewals, or refinancings thereof; provided that all net proceeds of the New Senior Notes shall be utilized to pay the outstanding Revolving Loans on the Seventh Amendment Effective Date."

         7. Section 8.04 is hereby further amended by adding the text "and the New Senior Notes" immediately after the text "Senior Notes" in the last sentence of said clause.

         8. Section 8.07 of the Credit Agreement is hereby amended by inserting ", the New Senior Notes" immediately after the text "Senior Notes" appearing in clause (x) thereof.

         9. Section 8.07 of the Credit Agreement is hereby further amended by inserting ", the New Senior Notes Documents" immediately after the text "Senior Notes Documents" appearing in clause (y) thereof.

         10. Section 8.08(b) of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of clause (v) thereof, (ii) deleting the period appearing at the end of clause (vi) thereof and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause
(vii) immediately after clause (vi):

         "(vii)   the New Senior Notes Documents."

         11. Section 10 of the Credit Agreement is hereby amended by deleting the text appearing in clause (y) of the definition of "Borrowing Base" in its entirety and replacing it with the following text:

                  "(y) (a) as of the Seventh Amendment Effective Date, up to 55% of Eligible Rental Equipment, and (b) as of six months after the Seventh Amendment Effective Date, up to 50% of Eligible Rental Equipment,"

         12. Section 10 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

         "'New Senior Notes' shall mean the 10 1/4 % unsecured senior notes, issued by the Borrower as in effect on the Seventh Amendment Effective Date and after giving effect to any changes, amendments or supplements thereto (and shall include any unsecured senior notes into which the New Senior Notes are exchanged pursuant to the New Senior Notes Documents)."

         "'New Senior Notes Documents' shall mean and include each of the New Senior Notes, the Senior Notes Indenture and all securities purchase agreements and other documents and agreements related thereto, as in effect on the Seventh Amendment Effective Date and after giving effect to any changes, amendments or supplements thereto."

         13. This Amendment is limited precisely as written and shall not be deemed to be a consent to or modification of any other term or condition of the Credit Agreement, the other Credit
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Documents or any of the instruments or agreements referred to therein.

         14. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Seventh Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Seventh Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Seventh Amendment Effective Date (it being understood that any representation or warranty made as of a specific date, including, but not limited to, the representations and warranties contained in Section 6.22 of the Credit Agreement, shall be true and correct in all material respects as of such specific date).

         15. This Amendment shall become effective on the date that the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at its Notice Office (such effective date referred to above is herein called the "Seventh Amendment Effective Date").

         16. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         17. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         18. From and after the Seventh Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement or each of the Credit Documents shall be deemed to be references to such Credit Agreement or each of the Credit Documents as amended hereby.
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                  IN WITNESS WHEREOF, each of the parties hereto has caused
a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                   UNIVERSAL HOSPITAL SERVICES, INC.



                                   By:  /S/ Gerald L. Brandt
                                        ----------------------------------------
                                        Title: Vice President, Finance and Chief
                                        Financial Officer


                                   BANKERS TRUST COMPANY,
                                     Individually and as Administrative Agent


                                   By:  /S/ David J. Bell
                                        ----------------------------------------
                                        Title: Vice President



                                   HELLER FINANCIAL, INC.



                                   By:  /S/ Michael S. Sznajder
                                        ----------------------------------------
                                        Title: Senior Vice President



                                   FLEET NATIONAL BANK



                                   By:  /S/ Stephen Curran
                                        ----------------------------------------
                                        Title:  Vice President